EXHIBIT 10.2

     AGREEMENT OF MERGER BETWEEN VECTRA BANK COLORADO, NATIONAL ASSOCIATION
                        AND THE MINNEQUA BANK OF PUEBLO


                               AGREEMENT OF MERGER


        This Agreement of Merger is made and entered into as of July 10, 2001, between VECTRA BANK COLORADO, NATIONAL ASSOCIATION ("Vectra Bank"), a national banking association organized under the laws of the United States, and THE MINNEQUA BANK OF PUEBLO (the "Bank"), a banking corporation organized under the laws of the State of Colorado. Vectra Bank and the Bank are hereinafter sometimes individually called a "Constituent Association" and collectively called the "Constituent Associations."

                                    RECITALS

        Vectra Bank is a national banking association duly organized, validly existing and in good standing under the laws of the United States. As of July 10, 2001, the authorized capital stock of Vectra Bank consisted of 2,000,000 shares of Common Stock, $5.00 par value, of which 1,037,000 shares were issued and outstanding; no shares of capital stock were held in its treasury on such date.

        The Bank is a banking corporation organized under the laws of the State of Colorado. As of July 10, 2001, the authorized capital stock of the Bank consisted of 11,250 shares of Bank Common Stock, $100.00 par value (the "Bank Common Stock"), of which 11,250 shares were issued and outstanding; no shares of capital stock were held in its treasury on such date.

        Vectra Bank and the Bank have entered into an Agreement and Plan of Reorganization, dated July 10, 2001 (the "Plan of Reorganization"), setting forth certain representations, warranties, and agreements in connection with the transactions therein and herein contemplated, which contemplates the merger of the Bank with and into Vectra Bank (the "Merger") in accordance with this Agreement of Merger (the "Agreement").

        The Boards of Directors of each of Vectra Bank and the Bank deem the Merger advisable and in the best interests of each association and its stockholders. The Boards of Directors of each of Vectra Bank and the Bank, by resolutions duly adopted, have approved the Plan of Reorganization. The Boards of Directors of each of Vectra Bank and the Bank, by resolutions duly adopted, have approved this Agreement. The Boards of Directors of each of Vectra Bank and the Bank have directed that this Agreement, and authorization for the transactions contemplated hereby, be submitted to stockholders of Vectra Bank and the Bank respectively for approval.

        In consideration of the premises and the mutual covenants and agreements herein contained and subject to the terms and conditions of the Agreement, the parties hereto hereby covenant and agree as follows:

                                    ARTICLE I

        1.1. MERGER OF THE BANK INTO VECTRA BANK. The Bank shall be merged with and into Vectra Bank on the date and at the time to be specified in documentation to be filed by Vectra Bank with the Comptroller of the Currency pursuant to the National Bank Act (such date and time being referred to herein as the "Effective Date").

        1.2. EFFECT OF THE MERGER. At the Effective Date:

             (a) The Bank and Vectra Bank shall be a single association, which shall be Vectra Bank. Vectra Bank is hereby designated as the surviving association in the Merger and is hereinafter sometimes called the "Surviving Association."

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             (b) The separate existence of the Bank shall cease.

             (c) The currently outstanding 1,037,000 shares of common stock of Vectra Bank, each of $5.00 par value, will remain outstanding as shares of the $5.00 par value common stock of Vectra Bank, and the holders of such stock shall retain their present rights.

             (d) The shares of Bank Common Stock shall be canceled.

             (e) The Surviving Association shall have all the rights, privileges, immunities, and powers and shall assume and be subject to all the duties and liabilities of a national banking association organized under the National Bank Act.

             (f) The Surviving Association shall thereupon and thereafter possess all of the rights, privileges, immunities, and franchises, of a public as well as of a private nature, of each of the Constituent Associations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares and all other choses in action, and all and every other interest of and belonging to or due to each of the Constituent Associations shall be taken and deemed to be transferred to and vested in the Surviving Association without further act or deed; and the title to any real estate, or any interest therein, vested in either of the Constituent Associations shall not revert or be in any way impaired by reason of the Merger.

             (g) The Surviving Association shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Associations; and any claim existing or action or proceeding pending by or against either of the Constituent Associations may be prosecuted as if the Merger had not taken place, or the Surviving Association may be substituted in its place. The Surviving Association expressly assumes and agrees to perform all of the liabilities and obligations of the Bank. Neither the rights of creditors nor any liens upon the property of either Constituent Association shall be impaired by the Merger.

             (h) The name of the Surviving Association shall be "Vectra Bank Colorado, National Association."

             (i) The Articles of Association of Vectra Bank as they exist immediately prior to the Effective Date shall be the Articles of Association of the Surviving Association until later amended pursuant to the laws of the United States.

             (j) The By-Laws of Vectra Bank as they exist immediately prior to the Effective Date shall be the By-Laws of the Surviving Association until later amended pursuant to the laws of the United States.

        1.3. ACTS TO CARRY OUT THIS MERGER PLAN.

             (a) The Bank and its proper officers and directors shall and will do all such acts and things as may be necessary or proper to vest, perfect, or confirm title to such property or rights in Vectra Bank and otherwise to carry out the purposes of this Agreement.

             (b) If, at any time after the Effective Date, Vectra Bank shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable to (i) vest, perfect, or confirm, of record or otherwise, in Vectra Bank its right, title, or interest in or under any of the rights, properties, or assets of the Bank acquired or to be acquired by Vectra Bank as a result of, or in connection with, the Merger, or (ii) otherwise carry out the purposes of this Agreement, the Bank and its proper officers and directors shall be deemed to have granted to Vectra Bank an irrevocable power of attorney to execute and deliver all such proper deeds, assignments, and assurances in law and to do all acts necessary or proper to vest, perfect, or confirm title to and possession of such rights, properties, or assets in Vectra Bank and otherwise to carry out the purposes of this Agreement; and the proper officers and directors of Vectra Bank are fully authorized in the name of the Bank or otherwise to take any and all such action.

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                                   ARTICLE II

        2.1. COUNTERPARTS. This Agreement may be executed in two or more counterparts each of which shall be deemed to constitute an original, but such counterparts together shall be deemed to be one and the same instrument and to become effective when one or more counterparts have been signed by each of the parties hereto. It shall not be necessary in making proof of this Agreement or any counterpart of this Agreement to produce or account for the other counterpart.

        2.2. SECTION HEADINGS. The section and subsection headings herein have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms or provisions of this Agreement. Any reference to a "person" herein shall include an individual, firm, corporation, partnership, trust, government or political subdivision or agency or instrumentality thereof, association, unincorporated organization, or any other entity.

        2.3. CHOICE OF LAW AND VENUE. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Colorado, without giving effect to the principles of conflict of law thereof. The parties hereby designate Denver County, Colorado to be the proper jurisdiction and venue for any suit or action arising out of this Agreement. Each of the parties consents to personal jurisdiction in such venue for such a proceeding and agrees that it may be served with process in any action with respect to this Agreement or the transactions contemplated thereby by certified or registered mail, return receipt requested, or to its registered agent for service of process in the State of Colorado. Each of the parties irrevocably and unconditionally waives and agrees, to the fullest extent permitted by law, not to plead any objection that it may now or hereafter have to the laying of venue or the convenience of the forum of any action or claim with respect to this Agreement or the transactions contemplated thereby brought in the courts aforesaid.

        2.4. BINDING AGREEMENT. This Agreement shall be binding upon the parties and their respective successors and assigns.

        2.5. AMENDMENT. Anything herein or elsewhere to the contrary notwithstanding, to the extent permitted by law, this Agreement may be amended, supplemented, or interpreted at any time prior to the Effective Date by written instrument duly authorized and executed by each of the parties hereto.

        2.6. TERMINATION. This Agreement shall terminate and be abandoned upon
(i) termination of the Plan of Reorganization or (ii) the mutual consent of Vectra Bank and the Bank at any time prior to the Effective Date, and there shall be no liability on the part of either of the parties hereto (or any of their respective officers or directors) except to the extent provided in the Plan of Reorganization.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                   VECTRA BANK COLORADO, NATIONAL ASSOCIATION


                                   By:     /s/ Bruce K. Alexander
                                           ----------------------
                                           Bruce K. Alexander
                                           President and Chief Executive Officer


                                   THE MINNEQUA BANK OF PUEBLO


                                   By:     /s/ John A. Marvel
                                           ----------------------